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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) August 25, 1997

                    STARTEC GLOBAL COMMUNICATIONS COPORATION
            (Exact name of Registrant as Specified in its Charter)

    MARYLAND                      0-23087                     52-1660985
(State or Other                 (Commission                 (IRS Employer
Jurisdiction of                 File number)              Identification No.)
Incorporation)

      0411 Motor City Drive, Bethesda MD                      20817
   (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number, including Area Code: 301-365-8959

         ____________________________________________________________
        (Former Name or Former Address, if Changed since Last Report)

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     Item 5.   Other Events.
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     The accompanying text of a press release by the Registrant relating to its third quarter results of operations was released by the Registrant on November 10, 1997.

     Item 7.   Exhibits.
     -------   ---------

     99.       Press Release dated November 10, 1997.

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                            SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STARTEC GLOBAL COMMUNICATIONS COPORATION

                                   By: /s/ PRABHAV V. MANIYAR
                                   -------------------------------------
                                   Senior Vice President, Chief Financial
                                   Officer and Secretary

DATE:     November 14, 1997